TSYS Announces 12.1% Increase in Earnings for 2003

Page 4 of 10

                                                       TSYS
                                               Financial Highlights
                                       (In thousands, except per share data)
                                       -------------------------------------     -------------------------------------
                                              Three months ended                      Twelve months ended
                                                 December 31,                            December 31,
                                       -------------------------------------     -------------------------------------
                                                                  Percentage                             Percentage
                                          2003          2002        Change         2003         2002        Change
                                       ----------   ------------  ----------     ---------   ----------  ------------
Revenues
    Electronic payment processing
       services                           183,237        163,419      12.1 %       707,816      617,877      14.6 %
    Other services                         38,750         24,989      55.1         120,485      106,086      13.6
                                       ----------   ------------                 ---------   ----------
      Revenues before reimbursables       221,987        188,408      17.8         828,301      723,963      14.4
    Reimbursable items                     56,313         57,590      (2.2)        225,165      231,170      (2.6)
                                       ----------   ------------                 ---------   ----------
       Total revenues                     278,300        245,998      13.1       1,053,466      955,133      10.3
                                       ----------   ------------                 ---------   ----------
Expenses
    Employment                             85,384         78,951       8.1         326,568      300,240       8.8
    Occupancy & equipment                  52,775         44,343      19.0         205,845      174,958      17.7
    Other                                  30,062         22,363      34.4         105,334       91,167      15.6
    (Gain)/Loss on disposal of equipment       10            (13)       nm             (25)         (75)       nm
                                       ----------   ------------                 ---------   ----------
       Expenses before reimbursables      168,231        145,644      15.5         637,722      566,290      12.6

    Reimbursable items                     56,313         57,590      (2.2)        225,165      231,170      (2.6)
                                       ----------   ------------                 ---------   ----------
       Total operating expenses           224,544        203,234      10.5         862,887      797,460       8.2
                                       ----------   ------------                 ---------   ----------

Operating Income                           53,756         42,764      25.7         190,579      157,673      20.9
                                       ----------   ------------                 ---------   ----------
Other Income:
   Interest income, net                       449            521     (13.9)          2,748        2,601       5.6
   Gain/(loss) on foreign currency
      translation, net                        126            866     (85.4)          1,042        3,013     (65.4)
                                       ----------   ------------                 ---------   ----------
     Other Income                             575          1,387     (58.6)          3,790        5,614     (32.5)
                                       ----------   ------------                 ---------   ----------
Income before Income Taxes, Minority
   Interest and Equity in Income of
   Joint Ventures                          54,331         44,151      23.1         194,369      163,287      19.0
Income Taxes                               19,737         14,613      35.1          70,868       57,908      22.4
Minority Interest                             (77)           (22)       nm            (338)        (155)       nm
Equity in Income of  Joint Ventures         4,901          5,940     (17.5)         17,810       20,581     (13.5)
                                       ----------   ------------                 ---------   ----------
Net Income                          $      39,418         35,456      11.2 %       140,973      125,805      12.1 %
                                       ===========   ============               ===========  ===========
Basic Earnings Per Share            $        0.20           0.18      11.3 %          0.72         0.64      12.2 %
                                       ===========   ============               ===========  ===========
Diluted Earnings Per Share          $        0.20           0.18      10.9 %          0.71         0.64      12.1 %
                                       ===========   ============               ===========  ===========
Dividend Declared Per Share         $      0.0200         0.0175                    0.0775       0.0675
                                       ===========   ============               ===========  ===========
Average Common Shares Outstanding      196,821,929   197,049,470                196,829,802  197,016,699
                                       ===========   ============               ===========  ===========
Average Common and Common
  Equivalent Shares Outstanding        197,623,458   197,055,850                197,437,744  197,497,049
                                       ===========   ============               ===========  ===========
Effective Tax Rate                          33.6%          29.3%                     33.6%        31.7%
                                       ===========   ============               ===========  ===========


                      EFFECTIVE INCOME TAX RATE CALCULATION

Income taxes (A)                    $      19,737         14,613              $     70,868       57,908
                                       ===========   ============               ===========  ===========
Income before Income Taxes, Minority
   Interest and Equity in Income of
   Joint Ventures                          54,331         44,151                   194,369      163,287
Add Back: Equity in Income of Vital         4,554          5,791                    16,666       19,753
                Minority Interest             (77)           (22)                     (338)        (155)
                                       -----------   ------------               -----------  -----------
Adjusted Income before income taxes (B)    58,808         49,920                   210,697      182,885
                                       ===========   ============               ===========  ===========
Effective Tax Rate (A/B)                    33.6%          29.3%                     33.6%        31.7%
                                       ===========   ============               ===========  ===========

Note: nm = not meaningful

                                    - more -

                                  Exhibit 99.2

TSYS Announces 12.1% Increase in Earnings for 2003

Page 5 of 10

                                                       TSYS
                                                Segment Breakdown
                                                  (In thousands)

                                      Three Months Ended December 31,2003             Three Months Ended December 31, 2002*
                                ------------------------------------------------  -----------------------------------------------
                                 Domestic-based     International-based           Domestic-based     International-based
                                  Transaction       Transaction                     Transaction      Transaction
                                   Processing       Processing      Consolidated    Processing       Processing      Consolidated
                                -------------------------------------------------------------------------------------------------
Total revenue                 $          256,092            22,277      278,369           228,575            17,581      246,156
Intersegment revenue                         (69)                -          (69)             (158)                -         (158)
                                ------------------------------------------------  -----------------------------------------------
   Revenues from external
     customers                $          256,023            22,277      278,300           228,417            17,581      245,998
                                ================================================  ===============================================
Depreciation and amortization $           24,650             2,708       27,358            18,276             2,394       20,670
                                ================================================  ===============================================
Segment operating income      $           50,453             3,303       53,756            44,637            (1,873)      42,764
                                ================================================  ===============================================
Income tax expense            $           18,443             1,294       19,737            15,241              (628)      14,613
                                ================================================  ===============================================
Equity in income of joint
   ventures                   $            4,554               347        4,901             5,791               149        5,940
                                ================================================  ===============================================
Net Income                    $           37,204             2,214       39,418            36,461            (1,005)      35,456
                                ================================================  ===============================================
Average accounts on file                 258,063            13,643      271,706           231,410            11,984      243,394
                                ================================================  ===============================================

                                     Twelve Months Ended December 31, 2003*            Twelve Months Ended December 31, 2002*
                                -------------------------------------------------------------------------------------------------
                                 Domestic-based     International-based         Domestic-based       International-based
                                  Transaction       Transaction                     Transaction      Transaction
                                   Processing       Processing      Consolidated    Processing       Processing      Consolidated
                                -------------------------------------------------------------------------------------------------
Total revenue                 $          973,252            80,288    1,053,540           890,831            64,948      955,779
Intersegment revenue                         (74)                -          (74)             (646)                -         (646)
                                ------------------------------------------------  -----------------------------------------------
   Revenues from external
     customers                $          973,178            80,288    1,053,466           890,185            64,948      955,133
                                ================================================  ===============================================
Depreciation and amortization $           87,555            10,860       98,415            65,284             8,729       74,013
                                ================================================  ===============================================
Segment operating income      $          179,580            10,999      190,579           155,974             1,699      157,673
                                ================================================  ===============================================
Income tax expense            $           66,790             4,078       70,868            56,841             1,067       57,908
                                ================================================  ===============================================
Equity in income of joint
   ventures                   $           16,666             1,144       17,810            19,753               828       20,581
                                ================================================  ===============================================
Net Income                    $          133,860             7,113      140,973           123,146             2,659      125,805
                                ================================================  ===============================================
Average accounts on file                 249,489            13,129      262,618           220,383            11,764      232,147
                                ================================================  ===============================================

Note:Revenues for domestic-based  processing services include electronic payment processing services and other services provided from the United States to clients domiciled in the United States or other countries. Revenues from international-based processing services include electronic payment processing services and other services provided from outside the United States to clients based mainly outside the United States.

*- To conform with the way management evaluates TSYS' business, TSYS has reclassed the operations of its Canadian subsidiary from International-based processing services to Domestic-based processing services in the fourth quarter of 2003. The Canadian subsidiary's function is to provide programming services solely to TSYS. All prior period segment disclosures have been restated to conform with that presentation.

                                    - more -


TSYS Announces 12.1% Increase in Earnings for 2003

Page 6 of 10
                                      TSYS
            Prior Period Restatements for New Segment Classification
                                 (In thousands)

                                       First Quarter 2002             Second Quarter 2002
                             ----------------------------------------------------------------------
                              Domestic-   International-         Domestic-   International-
                                based        based                 based        based
                             Transaction  Transaction Consoli-   Transaction Transaction  Consoli-
                             Processing   Processing   dated     Processing  Processing   dated
                             -----------  -------------------   -----------------------------------
Total revenue                $  213,399    14,675    228,074    225,484       16,278     241,762
Intersegment revenue               (151)        -       (151)      (156)           -        (156)
                             -----------  -------------------   -------- ------------------------
     Revenues from
       external customers       213,248    14,675    227,923    225,328       16,278     241,606
                             ===========  ===================   ======== ========================
Depreciation and
  amortization               $   14,684     1,990     16,674     16,063        2,078      18,141
                             ===========  ===================   ======== ========================
Segment operating income     $   35,413       559     35,972     36,404        1,869      38,273
                             ===========  ===================   ======== ========================
Income tax expense           $   13,163        93     13,256     13,462          692      14,154
                             ===========  ===================   ======== ========================
Equity in income of joint
  ventures                   $    4,226       247      4,473      4,691          214       4,905
                             ===========  ===================   ======== ========================
Net Income                   $   27,036       345     27,381     28,717        1,436      30,153
                             ===========  ===================   ======== ========================

                                     Third Quarter 2002                   Fourth Quarter 2002                   2002 YTD
                             --------------------------------   ---------------------------------- ---------------------------------
                              Domestic-   International-         Domestic-   International-         Domestic-   International-
                                based        based                 based        based                 based       based
                             Transaction  Transaction Consoli-   Transaction Transaction  Consoli- Transaction  Transaction Consoli-
                             Processing   Processing  dated      Processing  Processing   dated    Processing   Processing  dated
                             ------------ --------------------  ---------------------------------- ----------- ---------------------
Total revenue                $  223,373    16,414    239,787    228,575       17,581      246,156    890,831    64,948     955,779
Intersegment revenue               (181)        -       (181)      (158)           -         (158)      (646)        -        (646)
                             ------------ --------------------  ---------- -----------------------  ---------- ---------------------
     Revenues from
       external customers       223,192    16,414    239,606    228,417       17,581      245,998    890,185    64,948     955,133
                             ============ ====================  ========== =======================  ========== =====================
Depreciation and
  amortization               $   16,261     2,267     18,528     18,276        2,394       20,670     65,284     8,729      74,013
                             ============ ====================  ========== =======================  ========== =====================
Segment operating income     $   39,520     1,144     40,664     44,637       (1,873)      42,764    155,974     1,699     157,673
                             ============ ====================   ========== ======================   ========= =====================
Income tax expense           $   14,975       910     15,885     15,241         (628)      14,613     56,841     1,067      57,908
                             ============ ====================   ========== ======================   ========= =====================
Equity in income of joint
  ventures                   $    5,045       218      5,263      5,791          149        5,940     19,753       828      20,581
                             ============ ====================   ========== ======================   ========= =====================
Net Income                   $   30,932     1,883     32,815     36,461       (1,005)      35,456    123,146     2,659     125,805
                             ============ ====================   ========== ======================   ========= =====================

                                    First Quarter 2003                 Second Quarter 2003
                             ---------------------------------   ---------------------------------
                              Domestic-   International-          Domestic-  International-
                                based        based                 based        based
                             Transaction  Transaction Consoli-   Transaction Transaction  Consoli-
                             Processing   Processing  dated      Processing  Processing   dated
                             ---------------------------------   -----------------------------------
Total revenue                $  233,119    18,235    251,354      237,849       19,851     257,700
Intersegment revenue                 (1)        -         (1)          (2)           -          (2)
                             ---------------------------------   ---------- ------------------------
     Revenues from
       external customers    $  233,118    18,235    251,353      237,847       19,851     257,698
                             =================================   ========== ========================
Depreciation and
  amortization               $   19,619     2,483     22,102       20,958        2,537      23,495
                             =================================   ========== ========================
Segment operating income     $   41,036     2,132     43,168       41,015        3,740      44,755
                             =================================   ========== ========================
Income tax expense           $   14,917       597     15,514       16,799        1,308      18,107
                             =================================   ========== ========================
Equity in income of joint
  ventures                   $    3,941       246      4,187        4,550          250       4,800
                             =================================   ========== ========================
Net Income                   $   30,365     1,371     31,736       31,672        2,635      34,307
                             =================================   ========== ========================

                                  Third Quarter 2003                   Fourth Quarter 2003                   2003 YTD
                             --------------------------------   ---------------------------------- ---------------------------------
                              Domestic-   International-         Domestic-   International-         Domestic-   International-
                                based        based                 based        based                 based       based
                             Transaction  Transaction Consoli-   Transaction Transaction  Consoli- Transaction  Transaction Consoli-
                             Processing   Processing  dated      Processing  Processing   dated    Processing   Processing  dated
                             ------------ --------------------  ---------------------------------- --------------------------------
Total revenue                $  246,192    19,925    266,117      256,092       22,277     278,369    973,252   80,288    1,053,540
Intersegment revenue                 (2)        -         (2)         (69)           -         (69)       (74)       -          (74)
                             ---------------------------------   --------- ------------------------  --------- ---------------------
     Revenues from
       external customers    $  246,190    19,925    266,115      256,023       22,277     278,300    973,178   80,288    1,053,466
                             =================================   ========== ======================== ========== ====================
Depreciation and
  amortization               $   22,328     3,132     25,460       24,650        2,708      27,358     87,555   10,860       98,415
                             =================================   ========== ======================== ========== ====================
Segment operating income     $   47,076     1,824     48,900       50,453        3,303      53,756    179,580   10,999      190,579
                             =================================   ========== ======================== ========== ====================
Income tax expense           $   16,631       879     17,510       18,443        1,294      19,737     66,790    4,078       70,868
                             =================================   ========== ======================== ========== ====================
Equity in income of joint
  ventures                   $    3,621       301      3,922        4,554          347       4,901     16,666    1,144       17,810
                             =================================   ========== ======================== ========== ====================
Net Income                   $   34,619       893     35,512       37,204        2,214      39,418    133,860    7,113      140,973
                             =================================   ========== ======================== ========== ====================

                                    - more -


TSYS Announces 12.1% Increase in Earnings for 2003


Balance Sheet Information:
(in thousands)                                                               Dec 2003          Dec 2002
                                                                         -------------------------------------
Assets
  Current assets:
   Cash and cash equivalents                                             $        122,874              109,171
   Restricted cash                                                                  7,679                4,035
   Accounts receivable, net                                                       120,646              121,439
   Deferred income tax assets                                                       9,620                8,786
   Prepaid expenses and other current assets                                       24,081               22,548
                                                                         -------------------------------------
        Total current assets                                                      284,900              265,979
  Property and equipment, net                                                     232,076              120,835
  Computer software, net                                                          212,729              200,297
  Contract acquisition costs, net                                                 125,472              123,729
  Goodwill, net                                                                    29,626                3,619
  Equity investments, net                                                          66,708               54,181
  Other assets                                                                     16,242               14,228
                                                                         -------------------------------------
        Total assets                                                     $        967,753              782,868
                                                                         =====================================
 Liabilities and Shareholders' Equity
   Current liabilities:
      Accounts payable                                                   $         17,549               10,366
      Accrued salaries and employee benefits                                       32,562               43,315
      Current portion of long-term debt and obligations under
          capital leases                                                              889                   68
      Billings in excess of costs on uncompleted contracts                         17,573                    -
      Other current liabilities                                                    71,705               60,233
                                                                         -------------------------------------
         Total current liabilities                                                140,278              113,982
    Long-term debt and obligations under capital leases, excluding
       current portion                                                              2,702                   67
    Other accounts payable                                                              -                  563
    Deferred income tax liabilities                                                88,800               63,306
                                                                         -------------------------------------
         Total liabilities                                                        231,780              177,918
                                                                         -------------------------------------
 Minority interest in consolidated subsidiary                                       3,439                2,744
                                                                          -------------------------------------
 Shareholders' Equity:
    Common stock                                                                   19,750               19,725
    Additional paid-in capital                                                     41,574               35,143
    Accumulated other comprehensive income (loss)                                   8,314                1,053
    Treasury stock                                                                (12,426)              (3,316)
    Retained earnings                                                             675,322              549,601
                                                                         -------------------------------------
        Total shareholders' equity                                                732,534              602,206
                                                                         -------------------------------------
        Total liabilities and shareholders' equity                       $        967,753              782,868
                                                                         =====================================


                              - more -

TSYS Announces 12.1% Increase in Earnings for 2003


Cash Flow Information:                                                          Twelve Months Ending:
(in thousands)                                                               Dec 2003          Dec 2002
                                                                         -------------------------------------
Cash flows from operating activities:
   Net income                                                            $        140,973             125,805
   Adjustments to reconcile net income to net cash provided by operating activities:
       Minority interest in consolidated subsidiary's net income                      338                 155
       Equity in income of joint ventures                                         (17,810)            (20,581)
       (Gain) loss on currency translation adjustments, net                        (1,042)             (3,013)
       Depreciation and amortization                                               98,415              74,013
       Charges for bad debts and billing adjustments                                2,690               3,263
       Charges for transaction processing                                           3,450               6,532
       Deferred income tax expense                                                 22,884              13,621
       Gain on disposal of equipment,net                                              (25)                (75)
 (Increase)decrease in:
        Accounts receivable                                                         3,624              (5,355)
        Prepaid expenses and other assets                                           3,828               1,663
 Increase(decrease) in:
         Accounts payable                                                           3,028             (11,340)
         Accrued salaries and employee benefits                                   (10,819)              3,276
         Billings in excess of costs on uncompleted contracts                      17,573                   -
         Other current liabilities                                                   (752)              9,650
                                                                         -------------------------------------
           Net cash provided by operating activities                              266,355             197,614
                                                                         -------------------------------------

 Cash flows from investing activities:
   Purchase of property and equipment                                            (128,438)            (14,781)
   Additions to purchased computer software programs                              (47,312)            (37,020)
   Additions to developed software                                                (17,689)            (29,451)
   Proceeds from disposal of equipment                                                 66                 162
   Cash acquired in acquisition of subsidiary                                       4,442               2,858
   Cash used in acquisition                                                       (36,000)            (30,000)
   Dividends received from joint ventures                                           5,278              17,855
   Increase in contract acquisition costs                                         (18,129)            (44,044)
                                                                         -------------------------------------
           Net cash used in investing activities                                 (237,782)           (134,421)
                                                                         -------------------------------------

 Cash flows from financing activities:
   Purchase of common stock                                                        (9,825)                  -
   Proceeds from issuance of long-term debt                                        23,370                   -
   Principal payments on long-term debt                                           (20,234)                  -
   Other                                                                          (11,040)            (12,672)
                                                                         -------------------------------------
           Net cash used in financing activities                                  (17,729)            (12,672)
                                                                         -------------------------------------
  Effect of foreign currency translation on cash and cash equivalents               2,859                  (9)
                                                                         -------------------------------------
           Net increase (decrease) in cash and cash equivalents                    13,703              50,512
 Cash and cash equivalents at beginning of year                                   109,171              58,659
                                                                         -------------------------------------
  Cash and cash equivalents at end of period                              $       122,874             109,171
                                                                         =====================================

 Note: Certain amounts in 2002 have been reclassified to conform with the presentation adopted in 2003.

                              - more -

TSYS Announces 12.1% Increase in Earnings for 2003

 Geographic Area Data:
 The following geographic area data represents revenues for the three months and twelve months ended December 31 based on where the client is domiciled:

                                                       Three Months Ended December 31,
                                             ------------------------------------------------------------
                                                 2003          %           2002          %       % Chg
                                             ------------------------------------------------------------
                     (dollars in millions):
                            United States    $      230.6          83%        207.9         85%     10.9 %
                                  Canada*            20.8           7%         11.1          5%     87.3
                                   Europe            19.3           7%         14.9          6%     30.0
                                   Mexico             3.6           1%          8.8          4%    (59.0)
                                    Japan             3.3           1%          2.7          1%     22.5
                                    Other             0.7           0%          0.6          0%      4.6
                                             ---------------------------------------------------
                                             $      278.3         100%        246.0        100%     13.1 %
                                             ===================================================

                                                      Twelve Months Ended December 31,
                                             ------------------------------------------------------------
                                                 2003          %           2002          %       % Chg
                                             ------------------------------------------------------------
                     (dollars in millions):
                            United States    $      863.0          82%        816.0         85%      5.8 %
                                  Canada*            75.9           7%         42.8          4%     77.5
                                   Europe            68.6           7%         54.6          6%     25.6
                                   Mexico            31.4           3%         29.2          3%      7.5
                                    Japan            12.1           1%         10.3          1%     16.6
                                    Other             2.5           0%          2.2          0%     14.2
                                             ---------------------------------------------------
                                             $    1,053.5         100%        955.1        100%     10.3 %
                                             ===================================================

 Geographic Area Revenue by Operating Segment:
 The following tables reconcile segment revenues to revenues by reporting segment for the three and twelve months ended December 31:

                                                       Three Months Ended December 31,
                                             ---------------------------------------------------
                                                   Domestic-based         International-based
                                                processing services       processing services
                                             ---------------------------------------------------
                     (dollars in millions):      2003         2002         2003        2002
                                             ---------------------------------------------------
                            United States    $      230.6        207.9            -           -
                                  Canada*            20.8         11.1            -           -
                                   Europe             0.2            -         19.1        14.9
                                   Mexico             3.6          8.8            -           -
                                    Japan             0.1            -          3.2         2.7
                                    Other             0.7          0.6            -           -
                                             ---------------------------------------------------
                                             $      256.0        228.4         22.3        17.6
                                             ===================================================

                                                      Twelve Months Ended December 31,
                                             ---------------------------------------------------
                                                   Domestic-based         International-based
                                                processing services       processing services
                                             ---------------------------------------------------
                     (dollars in millions):      2003         2002         2003        2002
                                             ---------------------------------------------------
                            United States    $      863.0        816.0            -           -
                                  Canada*            75.9         42.8            -           -
                                   Europe             0.3            -         68.3        54.6
                                   Mexico            31.4         29.2            -           -
                                    Japan             0.1            -         12.0        10.3
                                    Other             2.5          2.2            -           -
                                             ---------------------------------------------------
                                             $      973.2        890.2         80.3        64.9
                                             ===================================================

* These revenues include those generated from the Caribbean accounts owned by a Canadian institution.

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TSYS Announces 12.1% Increase in Earnings for 2003

Supplemental Information:

                                                                  Accounts on File at:
                                             -------------------------------------------------------------
                                               Dec 31, 2003       %      Dec 31, 2002      %      % Chg
                                             -------------------------------------------------------------
            Accounts on File (in millions):
                                 Consumer                143.5      52%           137.0      56%      4.5 %
                                   Retail                 85.5      31%            77.3      31%     10.7
                               Commercial                 21.5       8%            19.8       8%      8.4
                  Government services/EBT                 13.8       5%             5.5       2%    148.5
                       Debit/Stored Value                  9.6       4%             6.3       3%     53.2
                                             ----------------------------------------------------
                                                         273.9     100%           245.9     100%     11.4 %
                                             ====================================================

                                               Dec 31, 2003              Dec 31, 2002
                                             ------------------         ----------------
QTD Average Accounts on File (in thousands)            271,706                  243,394              11.6 %
YTD Average Accounts on File (in thousands)            262,618                  232,147              13.1 %

                                                                  Accounts on File at:
                                             -------------------------------------------------------------
                                               Dec 31, 2003       %      Dec 31, 2002      %      % Chg
                                             -------------------------------------------------------------
            Accounts on File (in millions):
                                 Domestic                229.8      84%           215.4      88%      6.7 %
                            International                 44.1      16%            30.5      12%     44.8
                                             ----------------------------------------------------
                                                         273.9     100%           245.9     100%     11.4 %
                                             ====================================================


Note: The accounts on file between domestic and international is based on the geographic domicile of processing clients.

Growth in Accounts (in millions):
------------------------------------------

                                                2002 to 2003              2001 to 2002
                                             ------------------         ----------------
Beginning balance                                        245.9                    218.5
Change in accounts on file due to:
      Internal growth of existing clients                 25.1                     22.9
                              New clients                 19.9                     14.2
                             Purges/Sales                (13.2)                    (9.7)
                            Deconversions                 (3.8)                       -
                                             ------------------         ----------------
Ending balance                                           273.9                    245.9
                                             ==================         ================

                 - ### -